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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        July 29, 1998
                                                  ---------------------------



                      Commodore Applied Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                              1-11871                   11-3312952
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(State or other jurisdiction         (Commission            (I.R.S. Employer
 of incorporation)                   File Number)           Identification No.)


150 East 58th Street, Suite 3400
New York, New York                                           10155
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
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          (Former Name or Former Address, if Changed Since Last Report)
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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  July 29, 1998


Item 5.  Other Events.


         In July 1998, Commodore Applied Technologies, Inc. (the "Company") was notified that the U.S. Army is considering recommending that the Company's wholly-owned subsidiary, Commodore Advanced Sciences, Inc. ("Advanced Sciences"), be proposed for debarment from future contracting with any agency in the executive branch of the U.S. Government. In a letter, the Army stated that the basis for its proposed action is the alleged participation of Advanced Sciences in the alleged wrongdoing of a third party in connection with submission of a bid in August 1996.

         The Army has provided the Company until August 22, 1998 to respond to its allegations. Advanced Sciences has initiated an investigation of the Army's allegations. Advanced Sciences intends to timely respond to the Army by denying any knowledge or any reason to know of the alleged wrongdoing and arguing that, as a result of its lack of actual or constructive knowledge of any wrongdoing, the rules and regulations concerning debarment do not require that Advanced Sciences be debarred from future contracting with the U.S. government. The Company would also support its position by supplying the Army with supporting documentation.

         There can be no assurance that Advanced Sciences will prevail in its opposition to the Army's allegations. An adverse determination by the U.S. Army would have a material adverse affect on the Company's business, financial condition and results of operations.

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          On August 12, 1998, the Company's Teledyne-Commodore LLC joint venture announced that it has filed an official protest with the General Accounting Office of the U.S. Army as a result of the omission of the Company's SET technology from the U.S. Army's Assembled Chemical Weapons Assessment program technology demonstrations. Additional information concerning the protest is set forth in the press release filed herewith as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)   Financial Statements of Business Acquired.

               Not Applicable.

         (b)   Pro Forma Financial Information.

               Not Applicable.

         (c)   Exhibits.

Exhibit No.    Description
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99.1           Press Release, dated August 12, 1998, of Teledyne-Commodore LLC.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  August 12, 1998              By: /s/ James M. DeAngelis
                                        -----------------------------
                                        James M. DeAngelis, Treasurer
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                                  EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release, dated August 12, 1998, of Teledyne-Commodore LLC.